UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005

WIRELESS FACILITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  Former Independent Registered Public Accounting Firm.  On June 6, 2005, the Audit Committee of Wireless Facilities, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. KPMG’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.  As described in paragraph (2) below, KPMG’s report dated as of April 29, 2005, stated, in their opinion, that management’s assessment that the Company did not maintain effective internal control over financial reporting as of December 31, 2004, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).  In addition, KPMG’s report dated April 29, 2005 included an adverse opinion indicating that, in KPMG’s opinion, the Company had not maintained effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control—Integrated Framework issued by the COSO, because of the effect of the material weakness described in paragraph (2) below.

During the years ended December 31, 2004 and 2003 and from January 1, 2005 through June 6, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

In addition, none of the “reportable events” described in Item 304(a)(l)(v) of Regulation S-K occurred with respect to the Company during the years ended December 31, 2004 and 2003 and from January 1, 2005 through June 6, 2005, except that:

(1)          As disclosed in Item 9A of the Company’s Form 10-K/A to its annual report on Form 10-K for the year ended December 31, 2003, in connection with the restatement of its financial statements for the fiscal years 2001, 2002 and 2003, KPMG identified material weaknesses in the Company’s internal controls and procedures, as they existed as of December 31, 2003.  The material weaknesses reported by KPMG to the Company’s Audit Committee included the following: the Company’s control activities in place during the periods impacted by the restatement were insufficient to ensure (i) that various tax exposures were accrued for on a timely basis; (ii) the proper allocation of costs on a particular fixed price contract; (iii) the appropriate classification of changes in estimates of revenues and bad debt expense on various contracts; (iv) that the Company identified the accounting events associated with the continuation of employee stock options following termination of certain employees; (v) that the Company identified the risks associated with measuring progress toward completion on a particular turnkey contract; (vi) that the carrying value of a cost method investment was reevaluated in light of changed circumstances at the investee; (vii) that a goodwill impairment charge was identified and recorded in accordance with the adoption of the new accounting standard for goodwill; (viii) that certain earn-out consideration should have been recorded as compensation expense instead of goodwill; and, (ix) that identifiable intangible assets purchased in a business combination should have been allocated amortizable value. As disclosed in that annual report and in subsequent periodic reports, the Company made changes in policies and procedures and, consequently, these matters were not identified as material weaknesses as of December 31, 2004.

(2)   As disclosed in Item 9A of its Form 10-K for the year ended December 31, 2004 as filed on March 31, 2005, and as amended in a Form 10-K/A filed on April 29, 2005, the Company identified a deficiency in its internal control over financial reporting which it considered to be a material weakness. The material weakness related to the ineffective operation of a monitoring control over period-ending closing journal entries, which failed to identify an error contained in one of the Company’s 2004 period-ending closing journal entries. The material weakness resulted in adjustments to reduce income taxes payable, accrued liabilities and income tax expense. As reflected in their Report of Independent Registered Public Accounting Firm dated as of April 29, 2005, KPMG stated, in their opinion, that management’s assessment that the Company did not maintain effective internal control over financial reporting as of December 31,

2004, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework issued by the COSO.  Furthermore, in KPMG’s opinion, because of the effect of the material weakness on the achievement of the objectives of the control criteria, the Company did not maintain effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control—Integrated Framework issued by the COSO.  As disclosed in subsequent periodic reports, the Company implemented revised control activities for proper review and analysis of period-end journal entries related to income taxes which the Company believes remedied the material weakness that existed at December 31, 2004.

The Company has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of KPMG’s letter, dated June 10, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  New Independent Registered Public Accounting Firm.  On June 10, 2005, the Audit Committee of the Company engaged Grant Thornton LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the year ending December 31, 2005.

During the years ended December 31, 2004 and 2003 and from January 1, 2005 through June 6, 2005, neither the Company nor anyone acting on its behalf consulted Grant Thornton LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

16.1      Letter of KPMG LLP dated June 10, 2005, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS FACILITIES, INC.

Date: June 10, 2005	/s/ James R. Edwards
James R. Edwards
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 16.1	Letter of KPMG LLP dated June 10, 2005, to the Securities and Exchange Commission.